EXHIBIT 23.2

                    CONSENT OF MOORE & ASSOCIATES, CHARTERED
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Annual Report on Form 10-K of Exterra Energy, Inc. of our reports dated May 31, 2007 relating to the financial statements which appears in this Form 10-K.


                                            /s/ Moore & Associates, Chartered
                                            ---------------------------------
                                            Moore & Associates, Chartered

Las Vegas, Nevada
September 18, 2008